Exhibit 32.2

Mechanical Technology Incorporated

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

In connection with the Quarterly Report of Mechanical Technology Incorporated (the “Company”) on Form 10-Q for the three and six month periods ended June 30, 2007 and 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Cynthia A. Scheuer, Chief Financial Officer of the Company, certify, pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, (18 U.S.C. Sections 1350(a) and (b)), that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

(2)	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 9, 2007	/S/ Cynthia A. Scheuer
Cynthia A. Scheuer
Chief Financial Officer